UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2020
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On August 20, 2020, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce recent and continued expansion of its Portal Sales & Marketing Management business through its contractually controlled company, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe”), in cooperation with China Mobile Limited (NYSE: CHL), the leading mobile telecommunications carrier in China.

Specifically, JiuGe has been awarded Portal Sales Cooperation Agreements covering two additional China Mobile online portals which service the Chifeng and Henan Provinces in China. The agreements call for JiuGe to jointly build and manage China Mobile’s leading online stores which are located on the Tmall.com portal.

Over the course of the past year, JiuGe has demonstrated its ability to successfully execute its digital marketing and online promotion by marketing phones, phone plans, data, and SIM cards to both Chifeng City, located in Inner Mongolia with a population of 4.3 million people (source: Wikipedia), and Henan Province which represents the 5th largest economy within China and has a population of 100 million people (source: Wikipedia). Unlike the United States, where one carrier has a nationwide portal, the telecom portals in China are regionalized to compensate for population considerations, thereby avoiding overwhelming network loads on the portals. For a U.S. comparison, such would be equivalent to having AT&T host its primary store on the Amazon.com portal.

“The two additional portal contracts awarded to JiuGe represents a further deepening and growth of our strategic relationship with China Mobile. The areas we expect to see the most synergies are in an upgraded product layout, growing market share, and brand awareness. Our shareholders should take note that these two agreements are a testament to the continued dedication and commitment from our JiuGe team and we look forward to sharing even more developments in the near future,” said CEO, Martin Shen.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated August 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.
DATE: August 20, 2020	By: /s/ Martin J. Shen Martin J. Shen CEO and CFO